                                                                   EXHIBIT 10.47
                                  AGREEMENT
                                  ---------


     This Agreement dated as of the 31 day of August 1997, is entered into by and between The Andersons, Inc. ("Andersons") a corporation organized under the laws of the state of Ohio, and Windy Hill Pet Food Company, Inc., formerly known as Hubbard Milling Company (for the purpose of this Agreement hereafter referred to as "Hubbard"), a Minnesota corporation.


                                 WITNESSETH

     WHEREAS, the parties have engaged in business as a joint venture, ("Venture") pursuant to a Statement of Understanding dated June, 1, 1984, as amended ("Statement of Understanding"); and

     WHEREAS, the parties desire to dissolve and terminate the joint venture relationship; and

     WHEREAS, the parties have agreed upon a program of liquidation and distribution.

     IT, IS, THEREFORE, agreed as follows:

     1.  Dissolution. Pursuant to Item 30 of Statement of Understanding,
         -----------
Hubbard and Andersons shall proceed to wind up and liquidate the affairs and assets of Venture. The proceeds of such liquidation shall be applied and distributed in the following order of priority:

         (i) to payment of debts and liabilities of Venture and expenses of liquidation;

         (ii) to the setting up of a reserve in the amount of One Hundred Thousand Dollars ($100,000.00) for contingent or unforseen liabilities or obligations of Venture arising out of or in connection with Venture; said reserves shall be paid over by Hubbard to Andersons as escrow agent, to be held for the purposes of disbursing such reserves in payment of any of the aforementioned contingencies; on November 3, 1997, Andersons shall distribute the balance thereof remaining in the manner set forth in subparagraph (iii) below;

         (iii) any balance remaining after the application of subparagraphs
               (i) and (ii) of the Paragraph 1, to Hubbard.

         In connection with such dissolution, Andersons shall transfer to Hubbard its ownership interest in those assets of Venture which were formerly jointly owned by the parties effective August 31, 1997 ("Termination Date"). Each party shall pay or receive those monies set forth in Exhibit A in connection with such transfer. Upon each party's receipt of these payments, then, Venture shall be dissolved effective Termination Date. As of Termination Date, each party's rights and obligations under the Statement of Understanding shall end.

     2.  Payment Term. Payment of amounts pursuant to subparagraph (iii) of
         ------------
Paragraph 1 above plus interest, if any, shall be made on Termination Date to each party via wire transfer of funds to that party's account as follows:

                        Andersons:  First Chicago NBD
                                    One First National Plaza
                                    Chicago, IL 60670-0196
                                    ABA 071000013
                                    Account #5690005

                           Hubbard:   NationsBank
                                      ABA 061000052
                                      Lock Box Account: 0102340297

         For any delay in making payments beyond Termination Date, each party shall receive interest on its payment computed daily at a per annum rate of prime as set forth in the Wall Street Journal under "Money Market Rates".
                          -------------------
    3.   Payments of Debts.  Venture books will be closed as of Termination
         -----------------
Date. All debts of Venture will be paid or accrued, including all tax liabilities payable by venture.

    4.   Distribution of Cash and Property. As of the Termination Date, the
         --------------------
following shall occur Hubbard shall receive title to inventory and assets set forth in Exhibit A, Item c. Venture's insurance coverage shall terminate as of the date mutually agreed to by the parties.

    5.   Name.  Hubbard and Andersons agree that neither party has acquired
         ----
any right to use the other party's name in connection with that party's business activities because of Venture relationship.

    6.   Payments.  Subsequent to termination Date and, except as otherwise
         --------
provided in this Agreement, Hubbard and Andersons agree to share equally in any payments or credits received by Venture.

    7.   Claims.  Both parties acknowledge that, except for their rights under
         ------
Paragraph 9 of this Agreement, each party has no claims whatsoever against the other party arising out of Venture. If either of the parties hereto shall hereafter be held individually liable for a Venture debt or obligation of Venture not paid or provided for under this Agreement including, but not limited to, any environmental claims, such party shall have a claim over against the other party for one-half of all amounts paid by that party including any reasonable attorney fees. Each party shall promptly give the other party notice of said claim. Both parties agree to cooperate on resolution of such claims.

    8.   Indemnification. Effective as of Termination Date, Hubbard shall
         ---------------
indemnify and hold Andersons harmless against and from any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by anyone whomsoever and against and from any and all costs, damages and expenses including attorney's fees in connection with or resulting from loss of life, bodily or personal injury, property damage or environmental damage of any nature, clean-up costs or fines arising directly or indirectly from Hubbard's actions or its agents', successors' or assigns' actions that occur on or after Termination Date.

         Furthermore, effective as of Termination Date, Andersons shall indemnify and hold Hubbard harmless against and from any and all claims, demands, fines, suits, actions, proceedings, orders, decrees and judgments of any kind or nature by anyone whomsoever and against and from any and all costs, damages and expenses including attorney's fees in connection with or resulting from loss of life, bodily or personal injury, property damage or environmental damage of any nature, clean-up costs or fines arising directly or indirectly from Andersons' actions or its agents', successors' or assigns' actions on or after Termination Date.

         Each party shall indemnify and hold harmless the other party from liability for environmental liabilities as set forth in a certain Lease between the parties of even date.

    9.   Books.  Each party shall retain those Venture books which they were
         -----
responsible for maintaining for a period of six years. Each party shall have reasonable access to these books during normal business hours during this six-year period.

    10.  Tax Returns.  The final federal income tax return for Venture
         -----------
required by applicable law shall be prepared and filed by Hubbard after being reviewed and accepted by Andersons. The final City of Maumee income tax return for Venture required by applicable law shall be prepared and filed by Andersons. The party responsible for filing each return shall be responsible for filing before the applicable due date, including any extensions thereof, as determined by the Termination Date. Each party shall bear its costs of preparing such returns.

    11.  Notice of Dissolution.  The parties shall execute, file and publish
         ---------------------
all certificates and notices suggested by counsel for the parties.

    12.  Arbitration.  Any dispute between the parties shall be settled by
         -----------
arbitration, pursuant to the rules of the American Arbitration Association. Each party shall bear its own expense of said arbitration.

    13.  Benefit. This Agreement shall benefit and be binding upon the
         -------
respective successors and assigns of the parties hereto.

    14.  Counterparts.  This Agreement may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate, each copy to constitute an original.


WINDY HILL PET FOOD COMPANY, INC                THE ANDERSONS, INC.

By: /s/                                         By: /s/
    ----------------------------                    ---------------------------

Title: V.P. Finance                             Title: Pres PMG
       -------------------------                       ------------------------

EXHIBIT A TO JOINT VENTURE DISSOLUTION
SECTION 1--DISSOLUTION


a.   Original cost of equipment purchase by Andersons           $180,929.49
     pursuant to paragraph 6

b.  +Book value of Andersons interest in feed mill                32,705.41
     warehouse pursuant to paragraph 7

c.  +Book value of Andersons interest in equipment               227,055.83
     purchased jointly by Hubbard and Andersons
     pursuant to paragraph 14
     ---------------------------------------------              -----------
  =/+SUB TOTAL OF ASSETS                                         440,690.73

d.  +Inventory Deposit                                           524,348.25
     =============================================              ===========
   = TOTAL OF ASSETS AND INVENTORY DEPOSIT                       965,038.98

DETAIL OF ASSETS INCLUDED IN EXHIBIT A ITEM a
---------------------------------------------



Install Flavor System                                   57,119.98
Modify/Install Screening & Grinding Equipment           24,924.06
Install Additional Conveyance Equipment                 38,950.57
Modify Pet Food Warehouse                               17,812.88
Purchase Technicon Product Analyzer                     24,360.00
Install Add'n Stretch Wrap Equipment                    17,762.00
                                                       ----------
                                                       180,929.49

                 DETAIL OF ASSETS INCLUDED IN EXHIBIT A ITEM c



FA280  DATE 08/11/97             COMPANY   4 - HUBBARD-ANDERSON JOINT VENTURE
       TIME 16:05:54             FIXED ASSET - ASSET STATUS REPORT


PROCESS LEVEL : 41825 - HIBBARD-ANDERSON JOINT VENTURE

  ASSET TYPE/SUBTYPE : 8LDG /

  ASSET    COMP  ASSET    IN-SERV  ASSET   REM   DEPR  SALVAGE    ASSET          BOOK   CURRENT PER    YEAR TO DATE   ASSET TO DATE
  NUMBER   NBR   STATUS     DATE   LIFE   LIFE   METH   VALUE   COST (BASIS)    VALUE  DEPRECIATION    DEPRECIATION    DEPRECIATION
  ---------------------------------------------------------------------------------------------------------------------------------
110890     -000    A        QTY: 1
           WAREHOUSE
              *BOOK BASIS 07/01/84  216     60.0   STL    0.00     290823.00     71560.14   14312.03       0.00         219622.86

110895     -000    A        QTY: 1
               OFFICE ROOF
              *BOOK BASIS 01/08/92  120     60.0   STL    O.OO       7940.00      3970.00     794.00       0.00           3970.00

*** ASSET STATUS ACTIVE             TOTALS
    *BOOK BASIS                                           0.00     298763.00     75530.14   15106.03       0.00         223232.86

*** ASSET TYPE BLDG TOTALS
    *BOOK BASIS                                           0.00     298763.00     75530.14   15106.03       0.00        2223232.86

   ASSET TYPE/SUBTYPE = EQUIP /

123540   -000      A        QTY: 1
         TREATED WATER SYSTEM
             *BOOK  BASIS 05/31/91   60      0.0   STL    0.00       4531.20         0.00       0.00       0.00           4531.20

123546   -000      A        QTY: 1
         MODIFY FAT/ GRINDING SYSTEMS
              *BOOK BASIS 09/01/89   84      0.0   STL    0.00      13804.66         0.00       0.00       0.00          13804.66
123560   -000      A        QTY: 1
         CAT FOOD 3 PART BLEND SYSTEM
              *BOOK BASIS 01/01/92  120     60.0   STL    0.00      20589.61     10294.81    2058.96       0.00          10294.80

123657   -000      A        QTY: 1
         PALLETIZING SYSTEM
               *BOOK BASIS 07/22/92 120     67.0   STL    0.00      87375.60     48784.71    8737.56       0.00          38590.89

123658   -000      A        QTY: 1
         STRETCH WRAPPER
               *BOOK BASIS 07/22/92 120     67.0   STL    0.00      59539.38     33242.81    5953.94       0.00          26296.57

123679   -000      A         QTY: 1
         EASY OPEN BAG SEWING SYSTEM
               *BOOK BASIS 01/12/93  84     36.0   STL    0.00      17355.17      7437.93    2479.31       0.00           9917.24

123766   -000      A         QTY: 1
         DANTEC DRYER MASTER
                *BOOK BASIS 01/01/94 84     48.0   STL    0.00      81259.00     46433.71   11608.43       0.00          34825.29


                 DETAIL OF ASSETS INCLUDED IN EXHIBIT A ITEM c


FA280  DATE 08/11/97             COMPANY   4 - HUBBARD-ANDERSON JOINT VENTURE                                              PAGE 2
       TIME 16:05:54             FIXED ASSET - ASSET STATUS REPORT


PROCESS LEVEL : 41825 - HIBBARD-ANDERSON JOINT VENTURE

  ASSET TYPE/SUBTYPE : EQUIP /


  ASSET    COMP  ASSET    IN-SERV  ASSET   REM   DEPR  SALVAGE    ASSET          BOOK   CURRENT PER    YEAR TO DATE   ASSET TO DATE
  NUMBER   NBR   STATUS     DATE   LIFE   LIFE   METH   VALUE   COST (BASIS)    VALUE  DEPRECIATION    DEPRECIATION    DEPRECIATION
  ---------------------------------------------------------------------------------------------------------------------------------
124045     -000    A        QTY: 1
           BATCHING COMPUTER SYSTEM
              *BOOK BASIS 05/09/95   84     64.0   STL    0.00      59346.52     45216.40    8478.08       0.00          14130.12

124101     -000    A        QTY: 1
           SHRINK BUNDLER
              *BOOK BASIS 02/16/96  120    110.0   STL    O.OO     129217.67    118449.53   12921.77       0.00          10768.14

124143     -000    A        QTY: 1
           FAT TO EXTRUDER CONDITIONER
              *BOOK BASIS 06/07/96  120    113.0   STL    0.00      26602.91     25051.07    2660.29       0.00           1551.84

124208     -000    A        QTY: 1
           COATING SYSTEM
              *BOOK BASIS 04/14/97   84     84.0   STL    0.00     100980.34    100980.34   10819.32       0.00              0.00

124209     -000    A        QTY: 1
           OFFICE FURNACE
             *BOOK  BASIS 02/24/97   36     36.0   STL    0.00       3954.00      3954.00    1098.33       0.00              0.00

***ASSET STATUS    ACTIVE      TOTALS                     0.00     604556.06    439845.31   66815.99       0.00         164710.75
             *BOOK BASIS
123542     -000    F        QTY: 1
           MISC EQUIPMENT
              *BOOK BASIS 07/01/84   60      0.0   STL    0.00      16668.00         0.00       0.00       0.00          16668.00

123543     -000    F        QTY: 1
           BONDER
              *BOOK BASIS 06/01/85   60      0.0   STL    0.00       6943.00         0.00       0.00       0.00           6943.00

123544     -000    F        QTY: 1
           LIQUID DIGEST SYSTEM
               *BOOK BASIS 12/01/87  84      0.0   STL    0.00      32973.00         0.00       0.00       0.00          32973.00

123545     -000    F        QTY: 1
           VENTILATION SYSTEM
               *BOOK BASIS 12/01/87  84      0.0   STL    0.00      16122.00         0.00       0.00       0.00          16122.00

***ASSET STATUS FULLY DEPR        TOTALS
               *BOOK BASIS                                0.00      72706.00         0.00       0.00       0.00          72706.00

***ASSET TYPE EQUIP               TOTALS
               *BOOK BASIS                                0.00     677262.06    439845.31   66815.98       0.00         237416.75


                 DETAIL OF ASSETS INCLUDED IN EXHIBIT A ITEM c



FA280  DATE 08/11/97             COMPANY   4 - HUBBARD-ANDERSON JOINT VENTURE
       TIME 16:05:54             FIXED ASSET - ASSET STATUS REPORT


PROCESS LEVEL : 41825 - HIBBARD-ANDERSON JOINT VENTURE

  ASSET TYPE/SUBTYPE : FURN /

  ASSET    COMP  ASSET    IN-SERV  ASSET   REM   DEPR  SALVAGE    ASSET          BOOK    CURRENT PER    YEAR TO DATE   ASSET TO DATE
  NUMBER   NBR   STATUS     DATE   LIFE   LIFE   METH   VALUE   COST (BASIS)    VALUE   DEPRECIATION    DEPRECIATION    DEPRECIATION
  ---------------------------------------------------------------------------------------------------------------------------------
131335  -000      A        QTY: 1
        E-Z QUAL SOFTWARE
              *BOOK BASIS 05/01/93   36      0.0   STL    0.00       2973.00     71560.14        0.00       0.00          2973.00

131499  -000      A        QTY: 1
        RJS MODEL 340 PRINTER
              *BOOK BASIS 05/13/94   36      4.0   STL    O.OO       2650.94       294.55      294.55       0.00          2356.39

*** ASSET STATUS ACTIVE             TOTALS
    *BOOK BASIS                                           0.00       5623.94       294.55      294.55       0.00          5329.39

*** ASSET SUBTYPE FURN / TOTALS
    *BOOK BASIS                                           0.0  0     5623.94       294.55      294.55       0.00          5329.39

   ASSET TYPE/SUBTYPE = EQUIP / COMP

131405  -000      A        QTY: 1
        COMPUCONNECT 486-33  #94228
             *BOOK  BASIS 11/30/93   36      0.0   STL    0.00       2677.28         0.00        0.00       0.00          2677.28

131805  -000      A        QTY: 1
         PENTIUM 120 #65115891
             *BOOK  BASIS 12/02/96   36     35.0   STL    0.00          1.00         0.97        0.33       0.00             0.03

*** ASSET STATUS ACTIVE             TOTALS
    *BOOK BASIS                                           0.00       2678.28         0.97        0.33       0.00          2677.31

*** ASSET SUBTYPE FURN / COMP TOTALS
    *BOOK BASIS                                           0.00       2678.28         0.97        0.33       0.00          2677.31

***ASSET TYPE FURN TOTALS
    *BOOK BASIS                                           0.00       8302.22       295.52      294.88       0.00          8006.70

***ASSET TYPE/SUBTYPE = HNDLG

140852   -000      A         QTY: 1
         TOYOTA FORKLIFT
              *BOOK BASIS 07/01/93 36       0.0   STL     0.00      19204.69         0.00        0.00       0.00         19204.69

140863   -000      A         QTY: 1
         OTTAWA 1972 YARD TRACTOR
              *BOOK BASIS 09/24/93 36       0.0   STL     0.00      12431.25         0.00        0.00       0.00         12431.25



FA280  DATE 08/11/97             COMPANY   4 - HUBBARD-ANDERSON JOINT VENTURE                                              PAGE 4
       TIME 16:05:54             FIXED ASSET - ASSET STATUS REPORT


PROCESS LEVEL : 41825 - HIBBARD-ANDERSON JOINT VENTURE

  ASSET TYPE/SUBTYPE : HNDLG  /


  ASSET    COMP  ASSET    IN-SERV  ASSET   REM   DEPR  SALVAGE    ASSET          BOOK   CURRENT PER    YEAR TO DATE   ASSET TO DATE
  NUMBER   NBR   STATUS     DATE   LIFE   LIFE   METH   VALUE   COST (BASIS)    VALUE  DEPRECIATION    DEPRECIATION    DEPRECIATION
  ---------------------------------------------------------------------------------------------------------------------------------
*** ASSET STATUS ACTIVE           TOTALS
    *BOOK BASIS                                           0.00      31635.94         0.00       0.00       0.00          31635.94

140623     -000    F        QTY: 1
            TOYOTA FORKLIFT MODEL42-4FGC
              *BOOK BASIS 12/01/87   60      0.0   STL    O.OO      14310.00         0.00       0.00       0.00          14310.00

140624     -000    F        QTY: 1
            TOYOTA FORKLIFT
              *BOOK BASIS 09/01/89   60      0.0   STL    O.OO      19955.96         0.00       0.00       0.00          19955.96

*** ASSET STATUS ACTIVE           TOTALS
    *BOOK BASIS                                           0.00      34265.96         0.00       0.00       0.00          34265.96

*** ASSET TYPE HNDLG TOTALS
    *BOOK BASIS                                           0.00      65901.90         0.00       0.00       0.00          65901.90

*** PROCESS LEVEL 41825           TOTALS
             *BOOK  BASIS                                 0.00    1050229.18    515670.97   82216.90       0.00         534558.21

*** COMPANY                4      TOTALS
             *BOOK  BASIS                                 0.00    1050229.18    515670.97   82216.90       0.00         534558.21

